Exhibit 99.2

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                                 ALLEGHENY ENERGY EARNINGS
                                    SECOND QUARTER 2000


Three months ended                                           June 30            2000             1999
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
Sales to regular utility customers, gigawatt-hours (Note 1)                     11,002         10,324

Revenues ($000) (Note 2)
   Regular Utility Customers                                                  $558,126       $513,363
   Other Utility Revenues                                                       15,835         20,828
   Nonutility Revenues                                                         291,362        109,213
      Total ($000)                                                            $865,323       $643,404

Consolidated income before other transactions ($000)                           $67,903        $67,730
   Insurance / litigation settlements                                            3,553         (3,216)
      Consolidated net income ($000)                                           $71,456        $64,514

Basic and diluted earnings per average share (Note 3)                            $0.62          $0.58
   Insurance / litigation settlements                                             0.03          (0.03)
      Consolidated earnings per share                                            $0.65          $0.55
Average common shares outstanding (000)                                        110,436        118,152

Year to date                                                June 30             2000            1999
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Sales to regular utility customers, gigawatt-hours (Note 1)                     22,655         21,644

Revenues ($000) (Note 2)
   Regular Utility Customers                                                $1,164,170     $1,089,176
   Other Utility Revenues                                                       32,341         37,607
   Nonutility Revenues                                                         535,602        206,608
      Total ($000)                                                          $1,732,113     $1,333,391

Consolidated income before extraordinary and other transactions ($000)        $154,298       $165,505
   Insurance / litigation settlements                                            3,553         (3,216)
   West Virginia extraordinary charge (Note 4)                                 (70,505)          -
      Consolidated net income ($000)                                           $87,346       $162,289

Basic and diluted earnings per average share (Note 3)
   Before extraordinary and other transactions                                   $1.40          $1.38
   Insurance / litigation settlements                                             0.03          (0.03)
   West Virginia extraordinary charge (Note 4)                                   (0.64)           -
      Consolidated earnings per share                                            $0.79          $1.35
Average common shares outstanding (000)                                        110,436        120,262

Twelve months ended                                        June 30               2000           1999
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Sales to regular utility customers, gigawatt-hours (Note 1)                     44,852         43,314

Revenues ($000) (Note 2)
   Regular Utility Customers                                                $2,268,514     $2,199,236
   Other Utility Revenues                                                       74,941         96,614
   Nonutility Revenues                                                         863,708        340,857
      Total ($000)                                                          $3,207,163     $2,636,707

Consolidated income before extraordinary and other transactions ($000)        $299,197       $320,132
   West Virginia, Maryland and Pennsylvania extraordinary charges (Note 4)     (87,455)        (9,980)
   Reacquired debt extraordinary charge                                        (10,018)          -
   Merger-related costs                                                        (11,801)          -
   Davis pumped-storage generation project costs                                (8,160)          -
   Insurance / litigation settlements                                            1,715         (3,216)
   Pennsylvania settlement costs                                                   -          (23,748)
      Consolidated net income ($000)                                           $183,478      $283,188

Basic and diluted earnings per average share (Note 3)
   Before extraordinary and other transactions                                    $2.69         $2.64
   West Virginia, Maryland and Pennsylvania extraordinary charges (Note 4)        (0.79)        (0.08)
   Reacquired debt extraordinary charge                                           (0.09)          -
   Merger-related costs                                                           (0.11)          -
   Davis pumped-storage generation project costs                                  (0.07)          -
   Insurance / litigation settlements                                              0.02         (0.03)
   Pennsylvania settlement costs                                                    -           (0.20)
      Consolidated earnings per share                                             $1.65         $2.33
Average common shares outstanding (000)                                         111,354       121,358


Note 1:  Excludes bulk power transaction sales.
Note 2:  Excludes intercompany sales between nonutility and utility.
Note 3:  Basic and diluted earnings per share are the same.
Note 4: Costs after taxes determined to be unrecoverable as a result of deregulation proceedings in West Virginia, Maryland, and Pennsylvania.

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